SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        MISSISSIPPI VIEW HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
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      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4) Proposed maximum aggregate value of transaction:
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      (5) Total fee paid:
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  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
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      (2) Form, Schedule or Registration Statement No.:
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      (3) Filing Party:
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      (4) Date Filed:
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


                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 East Broadway
                          Little Falls, Minnesota 56345
                                 (320) 632-5461


                                December 15, 1997



To Our Stockholders:

      We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Mississippi View Holding Company (the "Company") to be held at the Company's main office, 35 East Broadway, Little Falls, Minnesota, on January 21, 1998 at 10:00 a.m. This is our third annual meeting since the mutual-to-stock conversion of Community Federal Savings and Loan Association of Little Falls and its acquisition by the Company as its parent savings and loan holding company in March 1995.

      The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Bertram Cooper & Co., LLP, certified public accountants, will be present to respond to any questions stockholders may have.

      The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Thomas J. Leiferman
                                          Thomas J. Leiferman
                                          President and Chief Executive Officer
                                          Mississippi View Holding Company

--------------------------------------------------------------------------------
                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 21, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Mississippi View Holding Company (the "Company"), will be held at the Company's main office, 35 East Broadway, Little Falls, Minnesota on January 21, 1998, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

      1.    The election of two directors of the Company; and
      2. The ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors for the Company for the fiscal year ended September 30, 1998.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 1, 1997 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote at the Meeting in person.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mary Ann Karnowski
                                          Mary Ann Karnowski
                                          Secretary
Little Falls, Minnesota
December 15, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 1998
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Mississippi View Holding Company (the "Company"), the savings and loan holding company of Community Federal Savings and Loan Association of Little Falls (the "Association"), issued in connection with the Association's conversion from mutual to stock form in March 1995 (the "Conversion"). Proxies are being solicited by the Board of Directors of the Company (the "Board" or the "Board of Directors") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 35 East Broadway, Little Falls, Minnesota, on January 21, 1998 at 10:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 15, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors; and (ii) the ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors for the Company for the fiscal year ending September 30, 1998. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" of the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on December 1, 1997 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 740,243 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of auditors, by checking the appropriate box, stockholders may (i) vote "FOR" the ratification, (ii) vote "AGAINST" the ratification, or (iii) vote to "ABSTAIN" from voting on the item. Unless otherwise required by law, the ratification of auditors shall be determined by majority of the votes cast at the Meeting on the matter, in person or by proxy, without regard to either (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

      As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

      Information concerning the security ownership of management is included under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."



                                                                  Percent of Shares of
                                        Amount and Nature of          Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership           Outstanding
------------------------------------    --------------------      ---------------------
John Hancock Advisers, Inc                   85,000 (1)                   11.48%
101 Huntington Avenue
Boston, Massachusetts 02199

Wellington Management Company                89,200 (1)(2)                12.05%
75 State Street
Boston, Massachusetts 02109

Community Federal Savings and Loan           80,639 (3)                   10.89%
Association of Little Falls Employee
Stock Ownership Plan ("ESOP")
35 East Broadway
Little Falls, Minnesota  56345


----------------------------------
(1)      Based on a Schedule 13G filed in February 1997.
(2) Includes 89,200 shares of Common Stock beneficially owned by Bay Pond Partners, L.P. which maintains the same business address as Wellington Management Company.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company and are held in trust. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

   The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

   The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Note that effective July 1, 1997, Andrew P. Revering resigned from the Board of Directors and became director emeritus. The Board was then reduced from six to five members. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

   Wallace R. Mattock and Gerald Peterson have been nominated by the Board of Directors to serve as directors. Messrs. Mattock and Peterson are currently members of the Board and have been nominated for three-year terms to expire in 2001. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

   The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Association.

                                                                       Shares of
                                           Year First     Current    Common Stock
Name of Individual or                      Elected or     Term to    Beneficially         Percent
Number of Persons in Group       Age (1)  Appointed(2)    Expire         Owned           of Class
--------------------------       -------  ------------    -------    -------------       ---------
Board Nominees for Term to Expire in 2001
Wallace R. Mattock                 72         1984         1998     17,869(3)(4)(5)(6)      2.39%
Gerald Peterson                    62         1977         1998     40,944(3)(5)(6)(7)      5.48%

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED NOMINEES FOR
DIRECTOR

Directors Continuing in Office
Peter Vogel                        45         1990         1999      9,719(3)(5)(6)(8)      1.30%
Thomas J. Leiferman                46         1987         2000     66,298(3)(9)            8.58%
Neil Adamek                        75         1978         2000     27,169(3)(5)(6)(10)     3.64%
All directors and executive
  officers of the Company
  as a group (7 persons)                                           217,055                 26.25%


------------------------
*   Less than 1%.
(1) As of September 30, 1997.
(2) Refers to the year the individual first became a director of the Company or the Association. All directors of the Association during March 1995 became directors of the Company when it was incorporated.
(3) Excludes 80,639 shares of Common Stock (64,511 currently unallocated) held under the ESOP for which such specified individual (or certain individuals in the named group) serves as a member of the ESOP Committee or as an ESOP Trustee. Excludes 28,629 unvested and unawarded shares of Common Stock held by the Community Federal Savings and Loan Association of Little Falls Management Stock Bonus Plan ("MSBP") for which such specified individual (or certain individuals in the named group) serves as a member of the MSBP Committee or as an MSBP Trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(4) Includes 75 shares jointly owned by Mr. Mattock with his son, which Mr. Mattock may be deemed to beneficially own.
(5) Includes 2,015 and 4,389 options each to purchase shares of Common Stock pursuant to the 1995 and 1997 Stock Option Plans, respectively, exercisable within 60 days of the Voting Record Date.
(6) Includes 1,209 shares each of restricted Common Stock granted, but not vested, pursuant to the MSBP.
(7) Includes 6,250 shares owned by the spouse of Mr. Peterson, and 25 shares held in trust by Mr. Peterson under the Uniform Gifts to Minors Act for the benefit of Mr. Peterson's minor grandchild, which Mr. Peterson may be deemed to beneficially own.
(8) Includes 50 shares held in trust by Mr. Vogel under the Uniform Gifts to Minors Act for the benefit of Mr. Vogel's minor children, which shares Mr. Vogel may be deemed to beneficially own.
(9) Includes (i) 1,050 shares held in trust by Mr. Leiferman under the Uniform Gifts to Minors Act for the benefit of Mr. Leiferman's minor children; (ii) 4,881 shares held in an individual retirement account for the benefit of Mr. Leiferman; (iii) 4,280 shares held in the ESOP and allocated for the benefit of Mr. Leiferman; and (iv) 7,407 shares held in a 401(k) Trust for the benefit of Mr. Leiferman, which Mr. Leiferman may be deemed to beneficially own. Includes 10,079 and 21,943 options to purchase shares of Common Stock pursuant to the 1995 and 1997 Stock Option Plans, respectively, exercisable within 60 days of the Voting Record Date and 6,047 shares of restricted Common Stock granted, but not vested, pursuant to the MSBP.
(10)Includes 201 shares owned by Mr. Adamek's spouse which shares Mr. Adamek may be deemed to beneficially own.

   The following table sets forth the non-director executive officers of the Company, their name, age, the year they first became an officer of the Company or the Association, and their current position with the Company. Executive officers serve for a one-year term or until their successor is elected by the Board of Directors and qualified.


                                                   Year First          Position
                                                  Appointed as         with the
Name of Individual                   Age (1)       Officer(2)           Company
--------------------------------    ---------     ------------     -----------------
Larry D. Hartwig                       44             1980         Vice President,
                                                                    Treasurer and
                                                                      Controller
Mary Ann Karnowski                     48             1989        Vice President and
                                                                      Secretary

-------------------
(1)      As of September 30, 1997.
(2) Refers to the year the individual first became an officer of the Company or the Association. All officers of the Association during March 1995 were appointed officers of the Company when it was incorporated.

   The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

   Neil Adamek has been a member of the Board of Directors of the Association since 1978 and of the Company since its incorporation in November 1994. Mr. Adamek is a past Morrison County commissioner and board member of Land-O-Lakes, and has owned and operated a dairy farm in Morrison County, Minnesota for the past fifty years.

   Thomas J. Leiferman has been the President and Chief Executive Officer of the Association since 1987 and President and Chief Executive Officer of the Company since its formation in November 1994. Mr. Leiferman has served as a board member and a treasurer of the Minnesota League of Savings and Community Bankers. Mr. Leiferman has held board or officer positions in the following organizations:
Community Development of Morrison County, Inc., United Way of Morrison County, City of Little Falls Economic Development Authority, North Central Economic Development Authority, Central Minnesota Ethanol Cooperative, Kiwanis Club of Little Falls, and the Little Falls Youth Hockey Association. Mr. Leiferman is active in many other civic and church organizations.

   Wallace R. Mattock is a past president of the Association and has been a member of the Board of Directors of the Association since 1984 and of the Company since its incorporation in November 1994. Mr. Mattock has served as a board member and an officer of the Minnesota League of Savings and Community Bankers. Mr. Mattock's other community activities have included being a past president of the Little Falls Lions Club and Little Falls Golf Association, a past chairman of Community Development of Morrison County, a trustee of St. Mary's Church, and was involved in the Knights of Columbus and the Chamber of Commerce as well as other civic organizations. Mr. Mattock retired from his officer position with the Association in 1987.

   Gerald R. Peterson has been a member of the Board of Directors of the Association since 1977 and of the Company since its incorporation in November 1994. Mr. Peterson is active in the American

Legion, Knights of Columbus, and local Chamber of Commerce, and is the owner and manager of the Little Falls Family Shoe Store, Little Falls, Minnesota.

   Peter Vogel is a member of the Boards of Directors of the Association and the Company as well as General Counsel for the Association. Mr. Vogel has been a director of the Association since 1990 and of the Company since its incorporation in November 1994. He is currently a partner in the general practice law firm of Rosenmeier, Anderson and Vogel, Little Falls, Minnesota, local counsel to the Association. Mr. Vogel is a board member of Employment Enterprises, Inc., Cass Gilbert Depot Society, Inc., and the Central Minnesota Legal Services, Inc. Mr. Vogel is also a member of the viola section of the Heartland Symphony Orchestra and the past President of the Little Falls Kiwanis Club.

   Larry D. Hartwig has been Treasurer and Controller of the Association since 1980 and of the Company since its incorporation in November 1994. Mr. Hartwig has been employed by the Association since 1975. Mr. Hartwig has served as President of the Rotary Club and has also served on the Board of Directors of the Rotary Club, the local church, and the St. Francis Music Center. He is a member of the Curriculum Planning, Evaluating, and Reporting Committee and the Strategic Planning Committee for the local school district. Mr. Hartwig is also active in many civic and youth organizations.

   Mary Ann Karnowski has been Secretary of the Association since 1989 and of the Company since its incorporation in November 1994. Mrs. Karnowski has been employed by the Association since 1973. Mrs. Karnowski is a past board member of the local Chamber of Commerce and past chair of the Agri-Business Committee. She is also a member of the local United Way Allocation Committee and a member of Oasis Paint-a-thon and Home Fix Up.

Nominations for Directors

   Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

   Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

   The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

   The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Association. During the fiscal year ended September 30, 1997, the Board of Directors of the Company held eleven regular meetings and one special meeting and the Board of Directors of the Association held twelve regular meetings and one special meeting. All directors attended no fewer than 75% of the total meetings of the Company and the Association and committees during the fiscal year ended September 30, 1997.

   The Audit Committee of the Company is comprised of Directors Vogel, Mattock, and Vice President, Treasurer and Controller Hartwig. The Audit Committee met twice during the fiscal year ended September 30, 1997.

   The Board of Directors acts as the Nominating Committee. The Board of Directors meets as the Nominating Committee at least annually.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

   During the fiscal year ended September 30, 1997, each member of the Board of Directors of the Association and the Company received a monthly fee of $700. No additional fees are paid for committee meetings. For the year ended September 30, 1997, total fees paid by the Association to directors were $53,100. In addition, total fees of $20,553 were paid by the Company to directors for the fiscal year ended September 30, 1997.

   On September 27, 1995, the date of stockholder approval of the MSBP and 1995 Option Plan, each non-employee director of the Company received 2,015 shares of restricted stock under the MSBP and stock options to purchase 5,039 shares of Common Stock at the then-current fair market value ($11.375 per share). These restricted shares and options vest at a rate of 20% annually beginning on and after September 27, 1996. See "- Benefits - 1995 Stock Option Plan" and "- Management Stock Bonus Plan."

   Furthermore, each non-employee director of the Company was granted options to purchase 4,389 shares of Common Stock pursuant to a 1997 Option Plan, approved by stockholders on January 22, 1997. See "- Benefits -1997 Option Plan." The options are exercisable at a rate of 50% per year beginning on and after January 22, 1997.

   Directors Consultation and Retirement Plan. The Association's board adopted a Directors Consultation and Retirement Plan (the "Consultation Plan") effective September 20, 1994, to provide retirement benefits to directors of the Association. Directors have provided expertise in enabling the Association to experience growth and profitability. The Consultation Plan will help to insure that the Association has the continued services of these persons as directors to assist in the conduct of the Association's business affairs in the future. Any director who has served as a Director for at least 5 years and has attained the age of 45 shall be a participant in the Consultation Plan. Within 30 days of a participant's retirement as a director with the Association, any participant who has agreed to provide consulting services shall be designated as a consulting director. A consulting director with 10 or more years of service shall be paid a monthly retirement benefit under the Consultation Plan equal to 50% of the director fee in effect as of the date of such retirement with such benefits to be paid for a period of 120 months. However, consulting directors with less than 10 but more than 5 years of service will receive a reduced amount. If the participant shall die prior to commencement of benefits or receipt of all 120 payments, such participant's spouse, named beneficiary, or estate shall receive such remaining benefits. At the expiration of the period for which the participant is entitled to benefits, his status as a consulting director shall cease. The Consultation Plan is unfunded. All benefits payable under the plan will be paid by the Association from current assets. There are no tax consequences to either the Director or the Association prior to payment of benefits. Upon receipt of payment of benefits, the Director will recognize taxable ordinary income in the amount of such payment received and the Association will be entitled to recognize a tax-deductible compensation expense. The Company currently has one former director participating in the Consultation Plan. The Association accrued a financial expense of $4,740 and $4,740 during the fiscal years ended September 30, 1997 and 1996, respectively, with respect to the Consultation Plan. In addition, the Association recorded an actual expense of $536 for fiscal 1997.

Executive Compensation

   Summary Compensation Table. The following table sets forth the compensation paid to the chief executive officer during the fiscal years ended September 30, 1997, 1996, and 1995. All compensation paid to directors, officers, and employees is paid by the Association. No other executive officer received cash compensation in excess of $100,000 during the fiscal year ended September 30, 1997, 1996, and 1995.


                                                                    Long Term Compensation
                                   Annual Compensation(1)                    Awards
                            --------------------------------------  --------------------------
                                                                                   Securities
                                                                    Restricted     Underlying
Name and            Fiscal                         Other Annual        Stock      Options/SARs     All Other
Principal Position   Year     Salary       Bonus   Compensation(2)  Award($)(3)       (#)        Compensation (4)
------------------  ------  -----------  --------  ---------------  -----------    -----------   ----------------
Thomas J. Leiferman, 1997      $93,784    $27,914      $9,050            --          21,943(5)      $68,278
President and CEO    1996      $90,109    $27,033      $9,250            --             --          $59,237
                     1995      $86,864    $21,888      $8,900         $114,649       25,199(6)      $17,105

----------------------
(1)   All compensation was paid by the Association.
(2) Includes Board of Director's fees. For the fiscal years 1997, 1996, and 1995, there were no other (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or
      (e) preferential discounts on stock.
(3) Represents the dollar value of the award of Common Stock (calculated by multiplying $11.375 per share, the average of the bid and ask price of the Common Stock on the date of grant, by 10,079 shares, the number of shares of restricted stock awarded) under the MSBP. Dividends received on the MSBP shares are held in arrears until the restricted stock becomes vested. At September 30, 1997, the MSBP Trust held shares of Common Stock subject to forfeiture for the benefit of Mr. Leiferman with a fair market value of $102,799 (calculated by multiplying $17.00 per share, the average of the bid and ask price of the Common Stock on September 30, 1997, by 6,047 shares, the number of shares of Common Stock that remain restricted).
(4) Represents: (i) $0, $1,005, and $4,505 of employer discretionary contributions and matching contributions to the Association's 401(k) Plan for the fiscal years 1997, 1996, and 1995, respectively; (ii) the accrual of financial reporting expenses of $21,347, $17,712 and $12,600 relating to the Supplemental Executive Retirement Plan for fiscal 1997, 1996 and 1995, respectively; (iii) the accrual of financial reporting expenses of $5,062 and $7,440 relating to PostRetirement Medical Insurance and additional compensation paid from the Company of $22,848 and $15,454 for fiscal 1997 and 1996, respectively; and (iv) $19,021 and $17,626 related to an allocation of shares of Common Stock under the ESOP in fiscal 1997 and 1996, respectively.
(5) The options vest over a two-year period at 50% per year beginning January 22, 1997. The options have dividend equivalent rights (the above table does not include $3,511 in dividends paid to Mr. Leiferman in fiscal
      1997). See " - Other Benefits - 1997 Stock Option Plan."
(6) By their terms, options vest at a rate of 20% per year beginning on the anniversary date of the granting of the options.

   Employment Agreement. The Association is a party to an employment agreement with President and Chief Executive Officer Thomas J. Leiferman. The employment agreement is for a term of three years. Under the agreement, Mr. Leiferman's employment is terminable by the Association for "just cause" as defined in the agreement. If the Association terminates Mr. Leiferman without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The agreement contains a provision stating that in the event of termination of employment in connection with, or within one year after, any change in control of the Association, Mr. Leiferman will be paid in a lump sum an amount equal to 2.99 times his five year average cash compensation. Had a change in control been deemed to have occurred at completion of the last fiscal year, Mr. Leiferman would have been entitled to a lump sum payment of approximately $358,232. The payment that would be made would be an expense to the Association, thereby reducing net income and the Association's capital by that amount. The agreement is reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of the Board and satisfactory job performance within the Board's sole discretion.

   Supplemental Executive Retirement Plan. The Association has adopted a supplemental executive retirement plan ("SERP") effective September 20, 1994, for the benefit of Thomas J. Leiferman, President. The purpose of the SERP is to furnish such individual with supplemental post-retirement benefits in addition to those which will be provided under the Association's profit-sharing plan and other retirement benefits. Benefits payable under the SERP will equal 90% of the employee's final average compensation upon retirement on or after age 60 for a minimum of 120 months after retirement. Such benefits shall be reduced by 2.5% per year upon retirement prior to age 60 (i.e., benefits at age 40 would be at 40% of final average compensation). Payments under the SERP will be accrued for financial reporting purposes during the period of employment of the participant. The SERP is unfunded. All benefits payable under the SERP will be paid from current assets of the Association. The Association may invest in various life insurance products as a means of providing assets available for the payment of such benefits. There are no tax consequences to either the participant or the Association related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Association will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERP shall be immediately payable upon death or disability of the participant, or upon termination of employment of the participant.

Other Benefits

   Employee Stock Ownership Plan. The Association maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Association or its subsidiary and have attained the age 21.

   The ESOP is funded by contributions made by the Association in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company with which to acquire 80,639 shares of the Common Stock issued in the conversion of the Association to stock form representing 8% of the Common Stock then outstanding. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in approximately 10 years.

   The Board of Directors has appointed Directors Vogel and Leiferman as the committee (the "ESOP Committee") to administer the ESOP. Directors Mattock, Adamek, Peterson, and Vogel serve as the ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

   401(k) Plan. The Association sponsors a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. All full-time employees become eligible to participate under the Plan after completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer compensation, not to exceed applicable limits under the Code. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Association's retained income, profits, regulatory capital, and employee performance. No discretionary contributions were made by the Association in fiscal 1997.

   1995 Option Plan. The 1995 Option Plan was approved by stockholders of the Company at a special meeting of stockholders held on September 27, 1995. Pursuant to the 1995 Option Plan, 100,799 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the 1995 Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1995 Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the 1995 Option Plan.

   Management and Directors Stock Bonus Plans. The Board of Directors of the Company and Association adopted the MSBP, as a method of providing directors, officers, and key employees of the Association with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Association. The Association contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 40,319 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Awards under the MSBPs were made in recognition of prior and expected future services to the Association of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Association, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Association.

   1997 Stock Option Plan. The Company's Board of Directors adopted the Mississippi View Holding Company 1997 Stock Option Plan (the "1997 Option Plan"), which was approved by stockholders of the Company on January 22, 1997. Pursuant to the Option Plan, 87,771 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to executive officers and directors of the Company. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Optionees received Dividend Equivalent Rights. Such rights provide that upon the payment of a dividend on the Common Stock, the holder of an option shall receive payment of compensation in an amount equivalent to the dividend payable as if the option had been exercised and Common Stock held as of the dividend record date. The rights expire upon the expiration or exercise of the underlying options. The rights are nontransferable and attach to options whether or not the options are immediately exercisable.

   Option  Tables.  The  following  tables  set  forth  additional   information
concerning options granted under the 1997 Option Plan.

                             OPTION/SAR GRANTS TABLE

                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------
                                                                                    Potential Realizable
                                                                                      Value at Assumed
                                                                                    Annual Rates of Stock
                                                                                    Price Appreciation for
                          Individual Grants                                             Option Term(2)
--------------------------------------------------------------------------------    ------------------------
                                        % of Total
                     # of Securities   Options/SARs
                        Underlying      Granted to     Exercise or
                       Options/SARs    Employees in     Base Price    Expiration
 Name                   Granted(#)      Fiscal Year       ($/Sh)         Date           5% ($)     10% ($)
------------            ----------      -----------       ------        ------         --------   --------

Thomas J. Leiferman        21,943            53%          $13.00    January 22, 2007   $142,971   $227,658


-----------------
(1)   No Stock Appreciation Rights (SARs) are authorized under the plan.
(2) The amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved.



                 OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

              Aggregated Option/SAR Exercises in Last Fiscal Year,
              ---------------------------------------------------
                          and FY-End Option/SAR Value
                          ---------------------------


                                                               Number of Securities        Value of Unexercised
                                                             Underlying Unexercised             In-The-Money
                                                                   Options/SARs                 Options/SARs
                                                                 at FY-End (#)(1)            at FY-End ($)(1)(2)
                                                            -------------------------     -------------------------
                       Shares Acquired         Value
Name                     on Exercise (#)     Realized ($)   Exercisable/Unexercisable     Exercisable/Unexercisable
----                   -----------------  ---------------   -------------------------     -------------------------

Thomas J. Leiferman            0                 0                  21,943/ 0                  87,772/0(2)
                               0                 0                  10,079/15,120              56,694/85,050(3)


---------------
(1) No Stock Appreciation Rights (SARs) have been awarded under the Stock Option Plans.
(2) Based upon an exercise price of $13.00 per share and average bid and asked price of $17.00 as of September 30, 1997.
(3) Based upon an exercise price of $11.375 per share and average bid and asked price of $17.00 as of September 30, 1997.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

   No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Association or any subsidiary involving more than $60,000 during the year ended September 30, 1997. Furthermore, the Association had no "interlocking" relationships existing on or after October 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Association's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Association's Board of Directors.

   The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Association have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Association to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Association.

--------------------------------------------------------------------------------
                  II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

   Bertram Cooper & Co., LLP was the Company's auditor for the fiscal year ended September 30, 1997. The Board of Directors has renewed the Company's arrangement with Bertram Cooper & Co., LLP to be its auditor for the fiscal year ending September 30, 1998, subject to ratification by the Company's stockholders. A representative of Bertram Cooper & Co., LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

   In the event the appointment of Bertram Cooper and Co., LLP is not ratified by stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

   Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BERTRAM COOPER & CO., LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The audited financial statements of the Company for its fiscal year ended September 30, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

   Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB filed with the SEC under the 1934 Act for the year September 30, 1997. Upon written request and a payment of a copying charge of $0.10 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Mary Ann Karnowski, Secretary, Mississippi View Holding Company, 35 East Broadway, Little Falls, Minnesota 56345.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

   The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

   In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 1998, any stockholder proposal to take action at such meeting must be received at the Company's main office at 35 East Broadway, Little Falls, Minnesota 56345 by August 17, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Articles.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

   The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Mary Ann Karnowski
                                 MARY ANN KARNOWSKI
                                 SECRETARY
Little Falls, Minnesota
December 15, 1997

APPENDIX I

--------------------------------------------------------------------------------
                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461
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                                JANUARY 21, 1998
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   The undersigned  hereby  appoints the Board of Directors of Mississippi  View
Holding  Company  (the  "Company"),   or  its  designee,  with  full  powers  of
substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 35 East Broadway, Little Falls, Minnesota, on January 21, 1998 at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR       WITHHELD

1.     The election as director of all nominees
       listed below:                                  |_|          |_|

       Wallace R. Mattock
       Gerald Peterson

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

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                                                  FOR        AGAINST    ABSTAIN

2.     The  ratification  of the  appointment
       of Bertram  Cooper & Co.,  LLP as
       independent auditors of Mississippi
       View Holding Company for the fiscal
       year ending September 30, 1998.            |_|          |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
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      Should the signatory(ies) be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated December 15, 1997 and an Annual Report to Stockholders.


                                          Please check here if you
Dated:                , 199           |_| plan to attend the Meeting.
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SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


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PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PAID ENVELOPE.
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